UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 8.01   OTHER EVENTS.

As previously disclosed, Regis Corporation (the Company) sold its Trade Secret salon concept (Trade Secret) to Premier Salons Beauty, Inc. on February 16, 2009.  In the Form 10-Q for the quarterly period ended December 31, 2008, the Company classified the Trade Secret operations as discontinued operations in the Condensed Consolidated Statements of Operations for all periods presented.

This Current Report on Form 8-K is filed in order to revise, in accordance with accounting principles generally accepted in the United States of America, certain information disclosed in Regis Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (Form 10-Q) and Annual Report on Form 10-K for the year ended June 30, 2008 (Form 10-K), namely:

•                  The Condensed Consolidated Financial Statements and Notes thereto, included in the Form 10-Q;

•                  The Consolidated Financial Statements and Notes thereto, included in the Form 10-K;

•                  Selected Financial Data included in the Form 10-K; and

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Form 10-K and Form 10-Q, in order to reflect Trade Secret as a discontinued operation.

The revisions to the Form 10-K and Form 10-Q reported in this Current Report on Form 8-K are limited to the specific items identified above.  The information provided herein should be read in conjunction with Regis Corporation’s Quarterly Reports on Form 10-Q for the periods ended December 31, 2008 and March 31, 2009, its Current Reports on Form 8-K filed with the Securities and Exchange Commision, as well as those portions of the Form 10-K and Form 10-Q not subject to the revisions noted above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

15	Awareness Letter of Independent Registered Public Accounting Firm.

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data.

99.2	Condensed Consolidated Financial Statements as of September 30, 2008, and for the three months ended September 30, 2008 and 2007.

99.3	Consolidated Financial Statements as of June 30, 2008 and 2007, and for each of the three years in the period ended June 30, 2008.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2008, and for the three months ended September 30, 2008 and 2007.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2008 and 2007, and for each of the three years in the period ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: July 6, 2009	By	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary